UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2018 (May 24, 2018)

Commission file number:  333-216143

DD’s Deluxe Rod Holder Inc.
(Exact name of Company as specified in its charter)

Nevada	61-1748028
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification number.)

Room 402, Unit 1, Building 1, No. 1 Huaxing Street, Zhengxiang District, Hengyang City, Hunan Province, China	421000
(Address of Principal Executive Offices)	(Zip Code)

+86 18974731107

(Company’s Telephone Number, Including Area Code)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On May 24, 2018, the Company amended its Articles of Incorporation with the State of Nevada in order to increase the authorized shares of common stock from 75,000,000 to 2,000,000,000 (the “Amendment”). The Board of Directors of the Company approved the Amendment on May 17, 2018.

ITEM 9.01 Financial Statement and Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Amendment filed with Nevada Secretary of State dated May 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DD’s Deluxe Rod Holder Inc.

By:	/s/ Ling Liu
Name:	Ling Liu
Title:	President

Dated:	May 31, 2018